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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of report
                (Date of earliest event reported) March 24, 2005

                Bear Stearns Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                333-86366                13-3411414
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(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)

 383 Madison Avenue, New York, NY                                  10179
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code  (212) 272-2000
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events

Item 8.01.    Other Events

         On March 24, 2005, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2004-PWR7 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the
"Pooling and Servicing Agreement"), entered into by and among Bear Stearns
Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset
Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as
a Master Servicer, as Certificate Administrator and as Tax Administrator, ARCap
Servicing, Inc. as Special Servicer, LaSalle Bank National Association as
Trustee and ABN AMRO Bank N.V., as Fiscal Agent. Certain classes of the
Certificates (the "Underwritten Certificates") were registered under the
Registrant's registration statement on Form S-3 (no. 333-86366) and sold to
Bear, Stearns & Co. Inc., ("BSCI"), Morgan Stanley & Co. Incorporated ("MSCI")
and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS", and together with BSCI and MSCI, the "Underwriters") pursuant to an underwriting agreement
(the "Underwriting Agreement") entered into by and between the Registrant and the Underwriters.

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

       Not applicable.

(b) Pro forma financial information:

       Not applicable.

(c)  Exhibits:

Exhibit No.    Description

4.1            Pooling and Servicing Agreement among Bear Stearns Commercial
               Mortgage Securities Inc. as Depositor, Prudential Asset
               Resources, Inc. as a Master Servicer, Wells Fargo Bank, National
               Association as a Master Servicer, as Certificate Administrator
               and as Tax Administrator, ARCap Servicing, Inc. as Special
               Servicer, LaSalle Bank National Association as Trustee and ABN
               AMRO Bank N.V., as Fiscal Agent.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   April 7, 2005

                                     BEAR STEARNS COMMERCIAL MORTGAGE
                                     SECURITIES INC.
                                        By: /s/ Richard A. Ruffer, Jr.
                                           -----------------------------------
                                        Name:  Richard A. Ruffer, Jr.
                                        Title: Vice President

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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.
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4.1            Pooling and Servicing Agreement among Bear Stearns Commercial
               Mortgage Securities Inc. as Depositor, Prudential Asset
               Resources, Inc. as a Master Servicer, Wells Fargo Bank, National
               Association as a Master Servicer, as Certificate Administrator
               and as Tax Administrator, ARCap Servicing, Inc. as Special
               Servicer, LaSalle Bank National Association as Trustee and ABN
               AMRO Bank N.V., as Fiscal Agent.

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